4Q16 Supplemental Slides John C. R. Hele Chief Financial Officer Exhibit 99.3

Effect of Derivative Losses…………………………..………….
Net Derivative Gains (Losses)………………………………….
2016 Effective Tax Rate…………………………………………
Explanatory Note on Non-GAAP Financial Information………
2
Table of Contents
3
4
5
6
Page

Effect of Derivative Losses
4Q16
FY16
Net Income
(Loss)
$     (2,133)
$          697
Less: Net Investment Gains
(Losses)
(239)
111
Less:
Net Derivative Gains
(Losses)
(3,214)
(4,394)
Less: Investment Hedge Adjustments
(157)
(571)
Less: Other
62
462
Operating
Earnings
$       1,415
$       5,089
($ in millions) –
Post tax
See Explanatory
Note
on
Non-GAAP
Financial
Information
for
non-GAAP
financial
information,
definitions
and/or
reconciliations.

Net Derivative Gains (Losses)
($ in millions) –
Post tax
4Q16
FY16
Reported
Asymmetrical and
Non-Economic
Reported
Asymmetrical and
Non-Economic
Non-VA Program
$          (2,151)
$            (2,285)
Interest Rate
$           (1,123)
$             (1,612)
(272)
(287)
Foreign Currency Exchange Rate
281
263
63
14
Other
(55)
(43)
$
(2,360)
$
(2,558)
Total
$
(897)
$
(1,392)
VA Program
$            2,267
-
Market Risks in Embedded
Derivatives
$             1,403
-
(2,634)
-
Freestanding Derivatives
(2,168)
-
(467)
(467)
Nonperformance Risks in Embedded
Derivatives
338
338
(20)
-
Other Risks in Embedded Derivatives
(3,070)
-
$
(854)
$
(467)
Total
$
(3,497)
$
338
$
(3,214)
$
(3,025)
Total Net Derivative
Gains (Losses)
$
(4,394)
$
(1,054)
$          (1,478)
$            (1,648)
Total
Net Derivative Gains (Losses),
(excl. Brighthouse Financial Segment)
$              (591)
$                   (14)
$          (1,736)
$            (1,377)
Brighthouse
Financial Segment
$           (3,803)
$             (1,040)
1
1
Used to hedge embedded derivatives.   This includes $2.4 billion, after tax, in derivative losses as a result of the annual Retail variable annuity actuarial assumption review in the second quarter of 2016.
See Explanatory Note on Non-GAAP Financial Information for  non-GAAP financial information, definitions and/or reconciliations.
2
2

2016 Effective Tax Rate
4Q16
FY2016
Effective tax rate as reported
17.3%
21.0%
U.S. tax on Japan
dividend
1.5%
0.0%
Tax
credits
1.2%
0.3%
Lower
run-rate in 4Q -
“catchup” for 1Q-3Q
1.0%
0.0%
Settlements and other
0.7%
0.4%
Effective tax run-rate
21.7%
21.7%

Explanatory Note on Non-GAAP Financial
Information
Any
references
in
this
presentation
(except
in
this
Explanatory
Note
on
Non-
GAAP Financial Information) to:
should be read as, respectively:
(i)
(loss); and
(i)
net income (loss)
available to MetLife, Inc.’s common shareholders; and
(ii)
(ii)
operating earnings available to common shareholders.
In
this
presentation,
MetLife
presents
certain
measures
of
its
performance
that
are
not
calculated
in
accordance
with
accounting
principles
generally
accepted
in
the
United
States
of
America
(“GAAP”).
MetLife
believes
that
these
non-GAAP
financial
measures
enhance
the
understanding
of
MetLife’s
performance
by
highlighting
the
results
of
operations
and
the
underlying
profitability
drivers
of
the
business.
The
following
non-GAAP
financial
measures
should
not
be
viewed
as
substitutes
for
the
most
directly
comparable
financial
measures
calculated
in
accordance
with
GAAP:
Reconciliation
of
this
non-GAAP
measure
to
the
most
directly
comparable
GAAP
measure
is
included
in
this
presentation
and
in
this
period’s
quarterly
financial
supplement,
which
is
available
at
www.metlife.com.
MetLife’s
definitions
of
the
various
non-GAAP
and
other
financial
measures
discussed
in
this
news
release
may
differ
from
those
used
by
other
companies:
Non-GAAP financial measures:
(i)
operating earnings available to common shareholders
i)
net income (loss) available to MetLife, Inc.’s common shareholders

Explanatory Note on Non-GAAP Financial
Information (Continued)
Operating
earnings
and
related
measures
•
operating
earnings
available
to
common
shareholders
These
measures
are
used
by
management
to
evaluate
performance
and
allocate
resources.
Consistent
with
GAAP
guidance
for
segment
reporting,
operating
earnings
is
also
MetLife’s
GAAP
measure
of
segment
performance.
Operating
earnings
and
other
financial
measures
based
on
operating
earnings
are
also
the
measures
by
which
MetLife
senior
management’s
and
many
other
employees’
performance
is
evaluated
for
the
purposes
of
determining
their
compensation
under
applicable
compensation
plans.
Operating
earnings
and
other
financial
measures
based
on
operating
earnings
allow
analysis
of
our
performance
relative
to
our
business
plan
and
facilitate
comparisons
to
industry
results.
Operating
earnings
is
defined
as
operating
revenues
less
operating
expenses,
both
net
of
income
tax.
Operating
earnings
available
to
common
shareholders
is
defined
as
operating
earnings
less
preferred
stock
dividends.
Operating
revenues
and
operating
expenses
These
financial
measures,
along
with
the
related
operating
premiums,
fees
and
other
revenues,
focus
on
our
primary
businesses
principally
by
excluding
the
impact
of
market
volatility,
which
could
distort
trends,
and
revenues
and
costs
related
to
non-core
products
and
divested
businesses
and
certain
entities
required
to
be
consolidated
under
GAAP.
Also,
these
measures
exclude
results
of
discontinued
operations
and
other
businesses
that
have
been
or
will
be
sold
or
exited
by
MetLife
and
are
referred
to
as
divested
businesses.
In
addition,
for
the
year
ended
December
31,
2016,
operating
revenues
and
operating
expenses
exclude
the
financial
impact
of
converting
MetLife’s
Japan
operations
to
calendar-year
end
reporting
without
retrospective
application
of
this
change
to
prior
periods
and
is
referred
to
as
lag
elimination.
Operating
revenues
also
excludes
net
investment
gains
(losses)
(NIGL)
and
net
derivative
gains
(losses)
(NDGL).
Operating
expenses
also
excludes
goodwill
impairments.
The
following
additional
adjustments
are
made
to
revenues,
in
the
line
items
indicated,
in
calculating
operating
revenues:
•
Universal
life
and
investment-type
product
policy
fees
excludes
the
amortization
of
unearned
revenue
related
to
NIGL
and
NDGL
and
certain
variable
annuity
guaranteed
minimum
income
benefits
(GMIB)
fees
(GMIB
fees);
•
Net
investment
income:
(i)
includes
earned
income
on
derivatives
and
amortization
of
premium
on
derivatives
that
are
hedges
of
investments
or
that
are
used
to
replicate
certain
investments
but
do
not
qualify
for
hedge
accounting
treatment
(“investment
hedge
adjustments”),
(ii)
excludes
post-tax
operating
earnings
adjustments
relating
to
insurance
joint
ventures
accounted
for
under
the
equity
method,
(iii)
excludes
certain
amounts
related
to
contractholder-directed
unit-
linked
investments,
and
(iv)
excludes
certain
amounts
related
to
securitization
entities
that
are
variable
interest
entities
(VIEs)
consolidated
under
GAAP;
and
•
Other
revenues
are
adjusted
for
settlements
of
foreign
currency
earnings
hedges.

Explanatory Note on Non-GAAP Financial
Information (Continued)
The
following
additional
adjustments
are
made
to
expenses,
in
the
line
items
indicated,
in
calculating
operating
expenses:
•
Policyholder
benefits
and
claims
and
policyholder
dividends
excludes:
(i)
changes
in
the
policyholder
dividend
obligation
related
to
NIGL
and
NDGL,
(ii)
inflation-indexed
benefit
adjustments
associated
with
contracts
backed
by
inflation-indexed
investments
and
amounts
associated
with
periodic
crediting
rate
adjustments
based
on
the
total
return
of
a
contractually
referenced
pool
of
assets
and
other
pass
through
adjustments,
(iii)
benefits
and
hedging
costs
related
to
GMIBs
(GMIB
costs),
and
(iv)
market
value
adjustments
associated
with
surrenders
or
terminations
of
contracts
(Market
value
adjustments);
•
Interest
credited
to
policyholder
account
balances
includes
adjustments
for
earned
income
on
derivatives
and
amortization
of
premium
on
derivatives
that
are
hedges
of
policyholder
account
balances
but
do
not
qualify
for
hedge
accounting
treatment
and
excludes
amounts
related
to
net
investment
income
earned
on
contractholder-directed
unit-linked
investments;
•
Amortization
of
DAC
and
value
of
business
acquired
(VOBA)
excludes
amounts
related
to:
(i)
NIGL
and
NDGL,
(ii)
GMIB
fees
and
GMIB
costs
and
(iii)
Market
value
adjustments;
•
Amortization
of
negative
VOBA
excludes
amounts
related
to
Market
value
adjustments;
•
Interest
expense
on
debt
excludes
certain
amounts
related
to
securitization
entities
that
are
VIEs
consolidated
under
GAAP;
and
•
Other
operating
expenses
excludes
costs
related
to:
(i)
noncontrolling
interests,
(ii)
implementation
of
new
insurance
regulatory
requirements,
and
(iii)
acquisition,
integration
and
other
costs.
Operating
earnings
also
excludes
the
recognition
of
certain
contingent
assets
and
liabilities
that
could
not
be
recognized
at
acquisition
or
adjusted
for
during
the
measurement
period
under
GAAP
business
combination
accounting
guidance.
The
tax
impact
of
the
adjustments
mentioned
above
are
calculated
net
of
the
U.S.
or
foreign
statutory
tax
rate,
which
could
differ
from
the
Company’s
effective
tax
rate.
Additionally,
the
provision
for
income
tax
(expense)
benefit
also
includes
the
impact
related
to
the
timing
of
certain
tax
credits,
as
well
as
certain
tax
reforms.
8
The
following
additional
information
is
relevant
to
an
understanding
of
MetLife’s
performance
results:
•
Asymmetrical
and
non-economic
accounting
refer
to:
(i)
the
portion
of
net
derivative
gains
(losses)
on
embedded
derivatives
attributable
to
the
inclusion
of
MetLife’s
credit
spreads
in
the
liability
valuations,
(ii)
hedging
activity
that
generates
net
derivative
gains
(losses)
and
creates
fluctuations
in
net
income
because
hedge
accounting
cannot
be
achieved
and
the
item
being
hedged
does
not
a
have
an
offsetting
gain
or
loss
recognized
in
earnings,
(iii)
inflation-
indexed
benefit
adjustments
associated
with
contracts
backed
by
inflation-indexed
investments
and
amounts
associated
with
periodic
crediting
rate
adjustments
based
on
the
total
return
of
a
contractually
referenced
pool
of
assets
and
other
pass
through
adjustments,
and
(iv)
impact
of
changes
in
foreign
currency
exchange
rates
on
the
re-measurement
of
foreign
denominated
unhedged
funding
agreements
and
financing
transactions
to
the
U.S.
dollar
and
the
re-measurement
of
certain
liabilities
from
non-functional
currencies
to
functional
currencies.
MetLife
believes
that
excluding
the
impact
of
asymmetrical
and
non-economic
accounting
from
total
GAAP
results
enhances
investor
understanding
of
MetLife’s
performance
by
disclosing
how
these
accounting
practices
affect
reported
GAAP
results.

Explanatory Note on Non-GAAP Financial
Information (Continued)

Reconciliation of Net income (loss) available to common shareholders to operating earnings available to common shareholders
For the Three Months Ended
December 31, 2016
For the Year Ended
December 31, 2016
($ in millions)
Net Income (loss) available to MetLife, Inc.'s common shareholders
(2,133)
$
697
$
shareholders to operating earnings available to common shareholders:
Less: Net investment gains (losses)
(367)
171
Less: Net derivative gains (losses)
(4,945)
(6,760)
Less: Goodwill impairment
-
(260)
Less: Other adjustments to continuing operations
(20)
80
Less: Provision for income tax (expense) benefit
1,786
2,381
Add: Net income (loss) attributable to noncontrolling interests
2
4
Operating earnings available to common shareholders
1,415
$
5,089
$
Adjustments from net income (loss) available to MetLife, Inc.'s common